WELLS FARGO ADVANTAGE(R)                                             ADMINISTRATIVE OFFICES:
WELLS FARGO ADVANTAGE(R) BUILDER                                     829 AXP Financial Center                           (R)[AMERICAN
WELLS FARGO ADVANTAGE(R) CHOICE                                      Minneapolis, MN 55474                                   EXPRESS
VARIABLE ANNUITY APPLICATION                                                                                                   LOGO]
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY    ----------------------------------------------
                                             | Brokerage account number: __________________ |
                                              ----------------------------------------------
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1. OWNER (check one)

[ ] Same as Annuitant (Do not complete Annuitant information below)                    HOME TELEPHONE NUMBER (        )_____________
[ ] Joint with Annuitant (Spouse only) -- Only available for Non-qualified Annuities
[ ] Other                                                                              E-MAIL ADDRESS ______________________________
NAME (First, Middle Initial, Last)

____________________________________________________________________________________________________________________________________
ADDRESS (Street Address or P.O. Box, City, State, Zip)

____________________________________________________________________________________________________________________________________
CITIZENSHIP [ ] U.S. [ ] Other (Country)__________________________ SEX [ ] M [ ] F
DATE OF BIRTH (MM/DD/YY)____________________________________ SOCIAL SECURITY NUMBER (Tax Identification Number)_____________________
For joint spousal owners, the annuitant's Social Security number will be used for tax reporting purposes unless you specify otherwise under SECTION 7 Remarks and Special Instructions.
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2. ANNUITANT NAME (First, Middle Initial, Last)

____________________________________________________________________________________________________________________________________
ADDRESS (Street Address or P.O. Box, City, State, Zip)

____________________________________________________________________________________________________________________________________
CITIZENSHIP [ ] U.S. [ ] Other (Country)__________________________ SEX [ ] M [ ] F
DATE OF BIRTH (MM/DD/YY)_____________________________________ SOCIAL SECURITY NUMBER (Tax Identification Number)____________________
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3. PRIMARY BENEFICIARY (Name, relationship to the Annuitant; if unrelated, include Social Security number and date of birth)

____________________________________________________________________________________________________________________________________
CONTINGENT BENEFICIARY (Name, relationship to the Annuitant; if unrelated, include Social Security number and date of birth)

____________________________________________________________________________________________________________________________________
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4. REPLACEMENT Will the annuity applied for replace any existing insurance or annuity?     [ ] Yes  [ ] No
If YES, provide details - company, contract number, amount, reason - under SECTION 7 Remarks and Special Instructions.
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5. TYPE OF ANNUITY (check one) [ ] Non-qualified [ ] Traditional Individual Retirement Annuity (IRA) [ ] SEP-IRA [ ] Roth IRA
[ ] TSA Rollover

IF IRA (check and complete applicable types)
   Traditional IRA:   Amount $_________________ for_____________(year)                  Rollover IRA:   Amount $_________________
   Traditional IRA:   Amount $_________________ for_____________(year)        Trustee to Trustee IRA:   Amount $_________________
Roth Contributory:    Amount $_________________ for_____________(year)           Roth Conversion IRA:   Amount $_________________
Roth Contributory:    Amount $_________________ for_____________(year)
      SEP-IRA:        Amount $_________________ for_____________(year)
      SEP-IRA:        Amount $_________________ for_____________(year)

NOTE: If purchasing an annuity within a tax-deferred retirement plan (i.e., IRA or TSA), SECTION 10 MUST also be completed.
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6. CONTRACT/BENEFIT SELECTION (choose a Product and then complete applicable Benefit sections)

CONTRACT -- SELECT ONE                      | DEATH BENEFIT OPTIONS -- SELECT ONE             | RIDERS -- OPTIONAL:
                                            | If you and the annuitant are age 79 or younger, |   [ ] Guaranteed Minimum Income
                                            | please make a death benefit selection below. If |       Benefit Rider (Must also
                                            | age 80 or older, or no selection is made, the   |       select EDB) available through
                                            | default option will be used.                    |       annuitant age 75
[ ] ADVANTAGE(R) CONTRACT                   |                                                 |
  [ ] 7-year withdrawal charge schedule     | [ ] Maximum Anniversary Value (MAV) (default)   | DEATH BENEFIT RIDERS (YOU MAY SELECT
  [ ] 5-year withdrawal charge schedule     | [ ] Enhanced Death Benefit (EDB) Rider          | ONLY ONE - AVAILABLE THROUGH
                                            |                                                 | ANNUITANT AGE 75):
[ ] ADVANTAGE(R) BUILDER CONTRACT           |                                                 |   [ ] Benefit Protector(SM) Death
  [ ] 8-year withdrawal charge schedule     | [ ] Maximum Anniversary Value (MAV) (default)   |       Benefit Rider (Not available
  [ ] 6-year withdrawal charge schedule     | [ ] Enhanced Death Benefit (EDB) Rider          |       with EDB Rider)
                                            |                                                 |
[ ] ADVANTAGE(R) CHOICE CONTRACT            |                                                 |   [ ] Benefit Protector(SM) Plus
  [ ] Option L - (4-year withdrawal charge) | [ ] Return of Purchase Payment (ROP) (default)  |       Death Benefit Rider (Not
  [ ] Option C - (0-year withdrawal charge) | [ ] Maximum Anniversary Value (MAV)             |       available with EDB Rider)
                                            | [ ] Enhanced Death Benefit (EDB) Rider          |       exchanges and transfers only

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271552                       APPLICATION CONTINUES                       Wells
                                                               271492 C (5/03)

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7. REMARKS AND SPECIAL INSTRUCTIONS (including special mailing instructions)
______________________________________________________________________________
______________________________________________________________________________

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8. PURCHASE PAYMENTS Initial Purchase Payment $_______________________________ (FOR DCA, SIP, REBALANCING AND INTEREST SWEEP COMPLETE THE INVESTMENT OPTIONS FORM.)

Payment Allocation*

FIXED ACCOUNT
(NOT AVAILABLE WITH ADVANTAGE CHOICE CONTRACT OPTION C)
_____% AEL One-Year Fixed Account

GUARANTEE PERIOD ACCOUNTS ($1,000 MINIMUM PER GPA)
(NOT AVAILABLE WITH ADVANTAGE CHOICE CONTRACT OPTION C)
_____% 2 Year Guarantee Period Account
_____% 3 Year Guarantee Period Account
_____% 4 Year Guarantee Period Account
_____% 5 Year Guarantee Period Account
_____% 6 Year Guarantee Period Account
_____% 7 Year Guarantee Period Account
_____% 8 Year Guarantee Period Account
_____% 9 Year Guarantee Period Account
_____% 10 Year Guarantee Period Account

CASH EQUIVALENTS
_____% Wells Fargo VT Money Market Fund

SHORT-TERM FIXED INCOME
_____% AXP(R) VP - Short Term U.S. Government Fund**

LONG-/INTERMEDIATE-TERM FIXED INCOME
_____% Wells Fargo VT Total Return Bond Fund

HIGH-YIELD FIXED INCOME
_____% AXP(R) VP - High Yield Bond Fund**
_____% Fidelity VIP High Income Portfolio Service Class 2

MULTI-SECTOR FIXED INCOME
_____% Oppenheimer Strategic Bond Fund/VA, Service Shares

LARGE CAP STOCK
_____% AIM V.I. Capital Appreciation Fund, Series I Shares
_____% AIM V.I. Premier Equity Fund, Series I Shares
_____% AXP(R) VP - Blue Chip Advantage Fund
_____% AXP(R) VP - Capital Resource Fund
_____% AXP(R) VP - Diversified Equity Income Fund
_____% AXP(R) VP - New Dimensions Fund(R)
_____% The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Share
       Class
_____% Goldman Sachs VIT CORE(SM) U.S. Equity Fund
_____% MFS(R) Investors Trust Series - Initial Class
_____% Wells Fargo VT Equity Income Fund
_____% Wells Fargo VT Equity Value Fund
_____% Wells Fargo VT Growth Fund
_____% Wells Fargo VT Large Company Growth Fund

MID CAP STOCK
_____% Fidelity VIP Dynamic Capital Appreciation Portfolio Service Class 2
_____% Fidelity VIP Mid Cap Portfolio Service Class 2
_____% FTVIPT Mutual Shares Securities Fund - Class 2
_____% Goldman Sachs VIT Mid Cap Value Fund
_____% Putnam VT Vista Fund - Class IB Shares

SMALL CAP STOCK
_____% AXP(R) VP - Partners Small Cap Value Fund
_____% AXP(R) VP - Small Cap Advantage Fund
_____% FTVIPT Franklin Small Cap Value Securities Fund - Class 2
_____% FTVIPT Franklin Small Cap Fund - Class 2
_____% Wells Fargo VT Small Cap Growth Fund

INTERNATIONAL STOCK
_____% Putnam VT International Equity Fund - Class IB Shares
_____% Wells Fargo VT International Equity Fund

WORLD STOCK
_____% Oppenheimer Global Securities Fund/VA, Service Shares

SPECIALTY/SECTOR
_____% FTVIPT Franklin Real Estate Fund - Class 2
_____% MFS(R) Utilities Series - Initial Class
_____% Putnam VT Health Sciences Fund - Class IB Shares

BALANCED
_____% FTVIPT Franklin Income Securities Fund - Class 2
_____% Wells Fargo VT Asset Allocation Fund

DCA
_____% 6 month DCA+
_____% 12 month DCA+ (only available with Advantage Choice Contract Option L)

+ Advantage and Advantage Builder feature a Tiered DCA;
  Advantage Choice features a Special DCA.

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  100% MUST BE WHOLE NUMBERS AND TOTAL 100%

 * Must be whole numbers. Your above payment allocation instructions will remain in effect for any future payments you make until you change your instructions.

** Effective 6/27/03. Formerly AXP(R) VP - Federal Income Fund and AXP(R) VP - Extra Income Fund, respectively.

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9. TELEPHONE/ELECTRONIC TRANSACTION AUTHORIZATION

By checking "Yes," I/we hereby authorize and direct American Enterprise Life Insurance Company (AEL) to accept telephone or electronic transaction instructions from the agent or registered/licensed assistant who can furnish proper identification to make transfers between accounts, change the allocation of future investments, and/or to request withdrawals to the extent authorized in the prospectus. AEL will use reasonable procedures to confirm that these instructions are authorized and genuine. AEL and I/we agree that these transactions will be made in accordance with procedures specified in the current prospectus for my AEL variable product.

This authorization is valid until I/we cancel it in writing. However, AEL may, without notice, cancel or suspend this authorization or certain transactions at any time.

I/we agree to hold harmless and indemnify AEL and its affiliates, including each of their directors, officers, employees and agents, for any loss,
liability or expense arising from such instructions.   [ ] Yes

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10. IF THIS ANNUITY CONTRACT WILL BE USED TO FUND A TAX-DEFERRED RETIREMENT PLAN, PLEASE READ AND COMPLETE THE INFORMATION REQUESTED

    1. I understand that I am purchasing an annuity that will be used to fund a retirement plan that is tax-deferred under the Internal Revenue Code.

    2. I understand that any tax deferral benefits will be provided by the retirement plan, and that my annuity will not provide any necessary or additional tax deferral benefits.

    3. I have received a copy of "Things to Know About Using an Annuity to Fund Your Tax-Deferred Retirement Plan" and understand the contents.

    4. I have reviewed the costs of my annuity (including any mortality and expense risk fees, contract administrative charge, rider charges and withdrawal charges) and have decided that the benefits outweigh the costs for the following reasons (check or list all that apply):

       [ ] Access to multiple investment managers

       [ ] Access to a guaranteed interest rate in the fixed accounts

       [ ] Guaranteed lifetime income payout rates

       [ ] Ability to transfer among multiple investment options without additional charges

       [ ] Death benefit guarantees

       [ ] Retirement Income Guarantee

       Other (list)___________________________________________________________
       _______________________________________________________________________

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271552                  APPLICATION CONTINUES                            Wells
                                                               271492 C (5/03)

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11. SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

You certify, under the penalties of perjury as required by Form W-9 of the Internal Revenue Service, that:

      (1) The number shown on this form is your correct taxpayer identification number (or you are waiting for a number to be issued to you), and

      (2) You are not subject to backup withholding because: (a) you are exempt from backup withholding, or (b) you have not been notified by the Internal Revenue Service (IRS) that you are subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified you that you are no longer subject to backup withholding, and

      (3) You are a U.S. person (including a U.S. resident alien).

You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

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12. I/WE AGREE THAT:

       1. All statements and answers given above are true and complete to the best of my/our knowledge and belief.

       2. Only an officer of American Enterprise Life Insurance Company can modify any annuity contract or waive any requirement in this application.

       3. If joint spousal owners are named, ownership will be in joint tenancy with right of survivorship unless prohibited by state of settlement or specified otherwise in SECTION 7 Remarks and Special Instructions.

       4. I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS FOR THE VARIABLE ANNUITY.

       5. I/WE UNDERSTAND THAT EARNINGS AND VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A VARIABLE FUND, PORTFOLIO, ACCOUNT OR SUBACCOUNT, ARE NOT GUARANTEED AND MAY BOTH INCREASE OR DECREASE. ALLOCATIONS AND TRANSFERS TO GUARANTEE PERIOD ACCOUNT(S) ARE SUBJECT TO MARKET VALUE ADJUSTMENTS PRIOR TO THE DATES SPECIFIED IN THE CONTRACT.

       6. Tax law requires that all non-qualified deferred annuity contracts issued by the same company, to the same contract owner, during the same calendar year are to be treated as a single, unified contract. The amount of income included and taxed in a distribution (or a transaction deemed a distribution under tax law) taken from any one of such contracts is determined by summing all such contracts together.

       7. I/we acknowledge receipt of American Enterprise Life Insurance Company's Privacy Notice.

       8. I/we have read and understood the disclosures, if applicable, listed in SECTION 10 above.

       9. If this annuity replaces any existing insurance or annuity, I/we acknowledge receipt of the Variable Annuity Replacement Disclosure or equivalent disclosure.

      10. I/we acknowledge receipt of the Product Disclosure.

      11. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING (SEE SECTION 11).

SIGNATURES

Location (City/State)__________________________________________________________________   Date _____________________________________

X______________________________________________________________________________________
Owner Signature/Trustee or Custodian Signature (if Owner is Trust or Custodial
account)

X______________________________________________________________________________________
Joint Owner (if any) Signature

X______________________________________________________________________________________
Annuitant Signature (if other than Owner)

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271552                  APPLICATION CONTINUES                            Wells
                                                               271492 C (5/03)

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13. STATE SPECIFIC INFORMATION/FRAUD WARNINGS

For applicants in Arizona:
                  -------

      WRITE TO US IF YOU WANT INFORMATION ABOUT YOUR ANNUITY CONTRACT BENEFITS AND PROVISIONS. WE'LL PROMPTLY SEND YOUR REQUESTED INFORMATION. IF FOR ANY REASON YOU ARE NOT SATISFIED WITH THE CONTRACT, YOU MAY RETURN IT TO US OR OUR AGENT WITHIN 10 DAYS AFTER RECEIVING IT. WE WILL REFUND AN AMOUNT EQUAL TO THE SUM OF THE CONTRACT VALUE AND ANY PREMIUM TAX CHARGES AND THE CONTRACT WILL THEN BE VOID.

For applicants in Arkansas, Kentucky, Maine, New Mexico, Ohio and
                  --------  --------  -----  ----------  ----
Pennsylvania:
------------

      ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

For applicants in Colorado:
                  --------

      ANY PERSON WHO, WITH INTENT TO DEFRAUD OR KNOWING THAT HE OR SHE IS FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS AN APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT, MAY BE GUILTY OF INSURANCE FRAUD.

For applicants in District of Columbia:
                  --------------------

      WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.

For applicants in Florida:
                  -------

      ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.
      AGENT'S PRINTED NAME: ______________________________________
      AGENT'S FLORIDA LICENSE ID #:_______________________________

For applicants in Louisiana:
                  ---------

      ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO FINES AND CONFINEMENT IN PRISON.

For applicants in New Jersey:
                  ----------

      ANY PERSON WHO INCLUDES ANY FALSE OR MISLEADING INFORMATION ON AN APPLICATION FOR AN INSURANCE POLICY IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

For applicants in Tennessee:
                  ---------

      IT IS A CRIME TO KNOWINGLY PROVIDE FALSE, INCOMPLETE OR MISLEADING INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING THE COMPANY. PENALTIES INCLUDE IMPRISONMENT, FINES AND DENIAL OF INSURANCE BENEFITS.

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14. AGENT'S REPORT (Type or Print)

AGENT'S NAME ______________________________________________________________ AGENT'S SOCIAL SECURITY NUMBER _________________________

AGENCY NAME AND NUMBER (If applicable) _____________________________________________________________________________________________

TELEPHONE NUMBER (          ) ______________________ FAX NUMBER (         ) ___________________ SALE LOCATION ______________________

E-MAIL ADDRESS _____________________________________________________________________________________________________________________

BRANCH ADDRESS _____________________________________________________________________________________________________________________

I hereby certify I personally solicited this application and that the application and this report are complete and accurate to the best of my knowledge and belief. If a replacement is occurring, I have provided details -- company, contract number, amount, reason
-- under SECTION 7 Remarks and Special Instructions and have completed any state replacement requirements including any required state replacement forms (and I certify that only insurer approved sales materials were used and copies of all sales material were left with the customer).

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| CHECK ONE BOX BELOW                                               | | FOR AGENT USE ONLY (check one only if Advantage(R) Choice |
|                                                                   | | Option L is elected in Section 6)    [ ] Option A         |
| To the best of my knowledge, this application [ ] DOES [ ] DOES   | | [ ] Option B                                              |
| NOT involve replacement of existing life insurance or annuities.  |  -----------------------------------------------------------
|                                                                   |
| X_______________________________________________________________  |
| Licensed Agent Signature                                          |
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271552                                                                   Wells
                                                               271492 C (5/03)